SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 1996

                                   HCIA INC.
             (Exact name of registrant as specified in its charter)

           Maryland                       0-25378                 52-1407998
(State or other jurisdiction of         (Commission            (I.R.S. Employer
incorporation)                          File Number)         Identification No.)

300 East Lombard Street, Baltimore, Maryland                        21202
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (410) 895-7470

                                 Not applicable
         (Former name or former address, if changed since last report)







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Item 5. Other Events.

         On September 30, 1996, the Company issued a press release (incorporated by reference herein) announcing preliminary results for the quarter ended September 30, 1996.





                                      F-2

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Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements. None.

      (b)   Pro Forma Financial Statements. None.

      (c)   Exhibits.

            99.1 Press Release.








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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HCIA Inc.

Date: October 1, 1996                        By: /s/ Barry C. Offutt
                                                     Barry C. Offutt,
                                                       Senior Vice President and
                                                       Chief Financial Officer







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                                 EXHIBIT INDEX

Exhibit No.

      99.1 Press Release